Growth Technologies International (OSSG) Board of Directors Approve 1:250 Reverse Stock Split.

BUSINESSWIRE - December 19, 2007 - Growth Technologies International, Inc., a Florida Corporation (Pink Sheets: OSSG) (“OSSG” or “the Company”), is pleased to announce that its Board of Directors have approved a 1-for-250 reverse split of its outstanding common stock and it will trade under the new symbol GRWT (OTCPK:GRWT).

The 1-for-250 reverse stock split will convert 250 shares of the Company’s common stock into 1 share of common stock. The reverse stock split affects all issued and outstanding shares of the Company’s common stock immediately prior to the effective date of the reverse stock split. The Company will have approximately 4,000,000 shares of outstanding common stock.

Matthew A. Brown, President of Growth Technologies International, Inc. stated, "We believe the reverse split will help make our shares more appealing to potential institutional investors and represents a significant step toward a key goal of Growth, namely, the listing of our shares on one of the major stock exchanges."

The new stock symbol GRWT and reverse split of its common stock will become effective as of market open tomorrow, Thursday, December 20, 2007. All fractional shares were rounded up to the next whole share and the percentage of ownership interests of all existing shareholders essentially remains the same.

About Growth Technologies International, Inc.

Growth Technologies, Inc.’s mission is to become a leading provider of all necessary resources to successfully manage and operate online sales and software related businesses. AuctionSound is an ASP application for online asset management and was created for Online Trading Assistants to manage online sales and consignment products. AuctionSound includes customer management, listing tools, auction templates, image hosting, shipping and financial reporting, all from one interface. The AuctionSound platforms provide a turnkey solution to the product-to-cash cycle across multiple marketplaces and OSSG’s suite of eCommerce products allows customers the flexibility to manage their shopping experience. OSSG customers range from independent retailers striving for an online presence to entire franchise chains seeking an intelligent solution to manage their network of stores. OSSG continues to develop strong relationships with both customers and peripheral service providers to bridge the digital divide between consumers and businesses. AuctionSound is a certified compatible application that supports various business models in several countries.

For more information, please visit: http://www.growthtechnologies.com .

Disclaimer: CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements," which are statements related to future, not past, events. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will." Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of strategic partner incentives, (c) the future regulatory environment, (d) our cost of financing, (e) our ability to complete acquisitions and dispositions and the risks associated therewith, and (f) our ability to retain key personnel. These factors, as well as additional factors, could affect our forward-looking statements. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Contact Information:

Growth Technologies International, Inc.
Matthew A. Brown, President & CEO
813-470-7094
Email: investors@growthtechnologies.com